EXHIBIT 32.2
                                                                    ------------


                         CERTIFICATION UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-Q of Unico American Corporation (the "Company") for the period ended March 31, 2005, as filed with the Securities and Exchange Commission as of the date hereof
(the "Report"), I, Lester A. Aaron, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                    /s/  Lester A. Aaron
                    --------------------
           Name:    Lester A. Aaron
           Title:   Treasurer and Chief Financial Officer
           Date:    May 13, 2005




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Unico American Corporation, and will be retained by Unico American Corporation, and furnished to the Securities and Exchange Commission or its staff upon request.